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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                           -------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 20, 2005

                           -------------------------

                      ADAMS RESPIRATORY THERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           -------------------------


          DELAWARE                         000-51445              75-2725552
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
       INCORPORATION)                                        IDENTIFICATION NO.)


       425 MAIN STREET, CHESTER, NEW JERSEY                       07930
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


                                 (908) 879-1400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           -------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On July 20, 2005, Adams Respiratory Therapeutics, Inc., a Delaware corporation ("the Company") executed an Underwriting Agreement, by and among the Company, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the "Underwriting Agreement"). A copy of the form of Underwriting Agreement was filed as Exhibit 1.1 to Amendment No. 4 to the Company's Registration Statement on Form S-1 (File No. 333-123585) on July 19, 2005. Pursuant to the Underwriting Agreement, among other things, the Company and certain selling stockholders agreed to sell to the underwriters an aggregate of 5,697,000 and 2,253,000 shares, respectively, of the Company's common stock at a purchase price of $17.00 per share, less the underwriting discounts and commissions. Pursuant to the Underwriting Agreement, the underwriters were also granted the option to purchase up to 1,192,500 additional shares of common stock from the Company to cover over-allotments, if any. The over-allotment option was exercised by the underwriters on July 22, 2005.

ITEM 8.01 OTHER EVENTS.

         On July 21, 2005, the Company announced the pricing of its initial public offering. On July 22, 2005, the underwriters exercised in full their over-allotment option to purchase an additional 1,192,500 shares from the Company at the initial public offering price of $17.00 per share. On July 26, 2005, the Company announced the closing of its initial public offering. Attached as Exhibits 99.1, 99.2 and 99.3 hereto and incorporated by reference in their entirety are the press releases issued by the Company on July 21, 2005, July 22, 2005 and July 26, 2005, respectively.

ITEM 9.01

(c)      Exhibits

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

          EXHIBIT NO.            DESCRIPTION
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
             99.1                Press Release, dated July 21, 2005

             99.2                Press Release, dated July 22, 2005

             99.3                Press Release, dated July 26, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADAMS RESPIRATORY THERAPEUTICS, INC.


                                 By:   /s/ David P. Becker
                                     -------------------------------------------
                                     David P. Becker
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer


Dated:   July 26, 2005